UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 16, 2005

STEWART INFORMATION SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               A press release issued by Stewart Information Services Corporation on December 31, 2004 regarding financial results for the three months and year ended December 31, 2004 is attached hereto as Exhibit 99.1, and the first paragraph, second paragraph and first sentence of third paragraph thereof and the financial tables therein are incorporated herein by reference.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS

Exhibit No.	Description

99.1	Press release of Stewart Information Services Corporation dated February 16, 2005, reporting financial results for the three months and year ended December 31, 2004

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
(Registrant)

By:	/S/ MAX CRISP

(Max Crisp, Executive Vice President,
Secretary-Treasurer, Director and Principal
Financial and Accounting Officer)

Date: February 16, 2005